UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017

California Republic Auto Receivables Trust 2017-1

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number of Issuing Entity: 0001694276

California Republic Funding, LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number of Depositor: 0001561326

Mechanics Bank

(Exact name of Sponsor as specified in its charter)

Central Index Key Number of Sponsor: 0001603949

State of Delaware	333-207639-03	38-7155373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Civic Drive, Suite 390 Walnut Creek, California	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 482-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.  Other Events.

The Form ABS-EE filed by the Depositor on March 1, 2017 is hereby incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

102	Asset Data File (filed as Exhibit 102 to the Depositor’s Form ABS-EE filed on March 1, 2017 under Commission File No. 333-207639 and incorporated by reference herein).

103	Asset Related Document (filed as Exhibit 103 to the Depositor’s Form ABS-EE filed on March 1, 2017 under Commission File No. 333-207639 and incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA REPUBLIC FUNDING, LLC, as
Depositor

By: /s/ John DeCero
John DeCero
Manager

Date:  March 6, 2017

EXHIBIT INDEX

Exhibit No.	Description

102	Asset Data File (filed as Exhibit 102 to the Depositor’s Form ABS-EE filed on March 1, 2017 under Commission File No. 333-207639 and incorporated by reference herein).

103	Asset Related Document (filed as Exhibit 103 to the Depositor’s Form ABS-EE filed on March 1, 2017 under Commission File No. 333-207639 and incorporated by reference herein).

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